UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 2, 2007


                              INVACARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Ohio                    1-15103                      95-2680965
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)               Identification No.)


One Invacare Way, P.O. Box 4028, Elyria, Ohio                           44036
---------------------------------------------                         ----------
(Address of principal executive offices)                              (Zip Code)

     Registrant's telephone number, including area code: (440) 329-6000
                                                         --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective March 2, 2007, the Board of Directors of Invacare Corporation (the "Company") elected General James L. Jones, United States Marine Corps (ret.), as a member of the Board of Directors on the recommendation of the Nominating Committee of the Board of Directors. General Jones was elected to the class of directors who will stand for re-election to a three-year term at the Company's 2007 Annual Meeting of Shareholders. General Jones has been appointed to serve as a member of the Investment and Nominating Committees of the Board of Directors.

     General Jones, age 63, recently retired as Supreme Allied Commander of NATO (North Atlantic Treaty Organization)and Commander of the United States European Command. Prior to becoming Supreme Allied Commander of NATO, General Jones served as Commandant of the Marine Corps. General Jones has a Bachelor of Science degree and an Honorary Doctorate from Georgetown University. He was commissioned into the Marine Corps in 1967 and served in Vietnam as a platoon and company commander. He graduated from the National War College in 1985 and later served as Military Assistant to the U.S. Secretary of Defense.

     There is no arrangement or understanding between General Jones and any other person pursuant to which General Jones was elected as a director of the Company. There are no transactions in which General Jones has an interest that are required to be disclosed under Item 404(a) of Regulation S-K.

     On March 2, 2007, the Company issued a press release announcing the election of General Jones, which is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit number       Description
--------------       -----------
99.1                 Press Release of Invacare Corporation, dated March 2, 2007.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Invacare Corporation
                                                    (Registrant)

Date:  March 2, 2007                                /s/ Gregory C. Thompson
                                                    ----------------------------
                                                    Gregory C. Thompson
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                  Exhibit Index


Exhibit number       Description
--------------       -----------
99.1                 Press Release of Invacare Corporation, dated March 2, 2007.